==================================================================


                                 TABLE OF CONTENTS

   USAA Family of Funds                                      1
   Message from the President                                2
   Investment Review                                         4
   Message from the Manager                                  5
   Financial Information:
      Statement of Assets and Liabilities                    7
      Portfolio of Investments in Securities                 8
      Notes to Portfolio of Investments in Securities        9
      Statement of Operations                               10
      Statements of Changes in Net Assets                   11
      Notes to Financial Statements                         12

=================================================================


                   IMPORTANT INFORMATION


Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Treasury Money Market Trust, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office.
(Copyright)1998, USAA.   All rights reserved.



                 USAA FAMILY OF FUNDS SUMMARY

         Fund                                       Minimum
       Type/Name              Volatility          Investment*

CAPITAL APPRECIATION
  Aggressive Growth           Very high            $3,000
  Emerging Markets(1)         Very high            $3,000
  First Start Growth          Moderate to high     $3,000
  Gold(1)                     Very high            $3,000
  Growth                      Moderate to high     $3,000
  Growth & Income             Moderate             $3,000
  International(1)            Moderate to high     $3,000
  S&P 500 Index(2)            Moderate             $3,000
  Science
  & Technology(5)             Very high            $3,000
  World Growth(1)             Moderate to high     $3,000


ASSET ALLOCATION
  Balanced Strategy(1)        Moderate             $3,000
  Cornerstone Strategy(1)     Moderate             $3,000
  Growth and Tax
  Strategy(3)                 Moderate             $3,000
  Growth Strategy(1)          Moderate to high     $3,000
  Income Strategy             Low to moderate      $3,000


INCOME -- TAXABLE
  GNMA                        Low to moderate      $3,000
  Income                      Moderate             $3,000
  Income Stock                Moderate             $3,000
  Short-Term Bond             Low                  $3,000


INCOME -- TAX EXEMPT
  Long-Term(3)                Moderate             $3,000
  Intermediate-Term(3)        Low to moderate      $3,000
  Short-Term(3)               Low                  $3,000
  State Bond Income(3)**      Moderate             $3,000


MONEY MARKET
  Money Market(4)             Very low             $3,000
  Tax Exempt
  Money Market(3),(4)         Very low             $3,000
  Treasury Money
  Market Trust(4)             Very low             $3,000
  State Money Market(3),(4)** Very low             $3,000

(1)Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2)S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

(3)Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4)An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5)This Fund may be more volatile than a fund that diversifies across many industries.

* The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account.
InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.





                         MESSAGE FROM THE PRESIDENT

Every week I get a report which summarizes all of the feedback we have gotten, by mail and phone, from our shareholders and brokerage customers. We get suggestions, complaints and also some compliments each week. We look for trends which point out problems and we are always sure to respond to every one of these contacts. One in particular caught my eye on the report for the week of December 11, 1997. It said, "Shareholder notes that Mr. Roth established Income Stock Fund for grandchild born in 1995; in 1997 another grandchild was born and Mr. Roth established a Cornerstone Strategy Fund; why was investment not made in the same fund?" Fair question.

The best answer is that I think both of these funds are great vehicles for investing for a child's future, and I like variety.

The Income Stock Fund and the Cornerstone Strategy Fund both offer an investor an equity product with less volatility than the stock market alone. In the case of the Income Stock Fund, the decreased volatility comes from a heavy emphasis on companies that pay high dividends or whose dividends tend to grow. For the Cornerstone Strategy Fund, the decrease in volatility comes from a combination of domestic value stocks, real estate stocks, foreign stocks and U.S. government bonds. In any given year either of these funds could be more volatile than the S&P 500 Index,(1) but both have long-term records(2) which indicate those will be unusual occurrences.

This combination of risk and reward appeals to me. I have friends who argue pursuasively that a more aggressive fund would be better for a long-term investment like this. If you only consider return, I suspect they are correct, but I am doing what I advise our customers to do. I am asking myself, "What are you comfortable with?" My answer is either of these two funds is appropriate. So far, Karl Joseph Marbach and Katharine Sophia Broyles are doing just fine. Maybe their parents will only have to worry about the last two or three years of college.

Sincerely,


Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


(Photograph of the President, Michael J. C. Roth, CFA, appears here.)

(1)The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

(2)Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.


For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.







                          INVESTMENT REVIEW


TREASURY MONEY MARKET TRUST
OBJECTIVE: Provide investors with maximum current income while maintaining the highest degree of safety and liquidity.

TYPES OF INVESTMENTS: Securities with maturities of 397 days or less that are backed by the full faith and credit of the U.S. government and repurchase agreements collateralized by such securities.

                                               5/31/97           11/30/97
  Net Assets................................ $88.6 Million       $96.4 Million
  Net Asset Value Per Share................    $1.00                $1.00
-------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/97
  May 31, 1997 to November 30, 1997...........................    2.59% **
  1 Year......................................................    5.18%
  5 Years.....................................................    4.45%
  Since Inception on February 1, 1991.........................    4.44%
** Total returns for periods of less than one year are not annualized.
   This six-month return is cumulative.
------------------------------------------------------------------------------


The Fund's simple yield was 5.17% for the 7-day period ended November 30, 1997, and the weighted average maturity was 67 days.


Total returns equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends. Past performance is no guarantee of future results. Yields and returns fluctuate. An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.








-----------------------------------------------
7-DAY YIELD COMPARISON GRAPH INFORMATION
-----------------------------------------------

A chart in the form of a line graph appears here illustrating the comparison of the 7-day yield of the USAA Treasury Money Market Trust to the 7 day yield of the IBC/Donoghue's State Specific SB & GP Money Funds from 11/96 to 11/97.

                  USAA Treasury Money
                  Market Trust                       IBC/Donoghue
                  ------------                     -----------------

11/26/96            4.94%                              4.64%
12/31/96            5.02%                              4.78%
1/28/97             4.94%                              4.61%
2/25/97             4.93%                              4.59%
3/25/97             4.97%                              4.65%
4/29/97             5.03%                              4.71%
5/27/97             5.08%                              4.73%
6/24/97             5.11%                              4.77%
7/29/97             5.16%                              4.82%
8/26/97             5.10%                              4.82%
9/30/97             5.17%                              4.87%
10/28/97            5.16%                              4.86%
11/25/97            5.14%                              4.83%


The graph tracks the Fund's 7-day yield against IBC/Donoghue's
Money Fund Averages/U.S. Treasury & Repo, an average of all major treasury money market fund yields.

Data represent the last Tuesday of each month.





                      MESSAGE FROM THE MANAGER

(A photo of the portfolio manager, Pamela K. Bledsoe, CFA, appears here)


Fund Overview
From an investor viewpoint, the primary concern of money fund investing should be yield. In comparison to certificates of deposits,(1) one gives
up very  little  yield in  exchange for liquidity.   Treasury  money  market
funds also offer the highest quality investments. When choosing among the numerous money fund offerings, investors should compare expenses which can vary greatly among mutual fund families. The USAA Treasury Money Market Trust offers one of the lowest expense ratios among Treasury money market funds.

The 1-year Treasury bill is yielding nearly the same as it was at the beginning of 1997 even though the Federal Reserve increased short-term interest rates by
 .25% in March 1997. This rate increase is not reflected in the yields on treasury bills because of the strong demand for U.S. Treasury bills. Since treasury bills and notes comprise 45-55% of the Fund, investors are not benefitting from the Fed action. I have increased the holdings of repurchase agreements since these yields have exceeded those of the treasury bills for most of the year. This structure, along with an expense ratio of only .375%, has kept the Fund among the top ranked of all Treasury money market funds. For the six months ending November 30, 1997, the Treasury Money Market Trust ranked 5 out of 109 treasury money market funds according to IBC/Donoghue's Money Fund Vision Report for yield and return.

(1) Certificates of deposits are FDIC insured and offer a fixed return for a fixed period of time.







------------------------------------------------------------
CUMULATIVE PERFORMANCE  OF $10,000
============================================================


A chart in the form of a line graph appears here, illustrating the cumulative performance of a $10,000 investment in the USAA Treasury Money Market Trust for the period of 2/1/91 to 11/30/97. The data points from the graph are as follows:


2/1/91            10,000
6/91              10,213
12/91             10,478
6/92              10,683
12/92             10,848
6/93              11,000
12/93             11,155
6/94              11,327
12/94             11,577
6/95              11,901
12/95             12,224
6/96              12,528
12/96             12,847
6/97              13,171
11/97             13,453





Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax.


An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1 per share.



See page 8 for a complete listing of the Portfolio of Investments in Securities.










Treasury Money Market Trust
Statement of Assets and Liabilities
(In Thousands)

November 30, 1997
(Unaudited)



Assets
   Investments in securities                                          $  44,126
   Repurchase agreements                                                 51,539
   Cash                                                                     138
   Receivables:
     Capital shares sold                                                    117
      Interest                                                              508
      Securities sold                                                     3,000
                                                                     ----------
         Total assets                                                    99,428
                                                                     ----------
Liabilities
   Securities purchased                                                   2,917
   Capital shares redeemed                                                   55
   USAA Investment Management Company                                        17
   USAA Transfer Agency Company                                               9
   Accounts payable and accrued expenses                                     28
   Dividends on capital shares                                               20
                                                                     ----------
         Total liabilities                                                3,046
                                                                     ----------
            Net assets applicable to capital shares outstanding       $  96,382
                                                                     ==========
Represented by:
   Paid-in capital                                                    $  96,382
                                                                     ==========

   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                       96,382
                                                                     ==========
   Net asset value, redemption price, and offering price per share    $    1.00
                                                                     ==========



See accompanying notes to financial statements.






Treasury Money Market Trust
Portfolio of Investments in Securities
(In Thousands)

November 30, 1997
(Unaudited)

  Principal
   Amount                                        Security                                 Value
 -----------                                     --------                                 -----


                                   U.S. Treasury Bills (16.4%)

   $  2,000    5.08%, 12/04/97                                                          $  1,999
      1,000    5.16%, 12/11/97                                                               998
      2,000    5.30%, 1/08/98                                                              1,988
      3,000    5.11%, 1/22/98                                                              2,977
      2,000    5.14%, 2/05/98                                                              1,981
      2,000    5.18%, 2/12/98                                                              1,978
      1,500    5.17%, 4/02/98                                                              1,474
      1,000    5.16%, 7/23/98                                                                966
      1,500    5.22%, 8/20/98                                                              1,443
---------------------------------------------------------------------------------------------------
                Total U.S. treasury bills (cost: $15,804)                                 15,804
---------------------------------------------------------------------------------------------------

                                   U.S. Treasury Notes (29.4%)


      2,000    5.25%, 12/31/97                                                             1,999
      2,250    7.88%, 1/15/98                                                              2,256
      2,000    5.63%, 1/31/98                                                              2,000
      1,250    5.13%, 2/28/98                                                              1,248
      1,000    5.13%, 3/31/98                                                                998
      2,000    7.88%, 4/15/98                                                              2,016
      2,000    5.13%, 4/30/98                                                              1,994
      2,500    6.13%, 5/15/98                                                              2,505
      1,500    6.25%, 6/30/98                                                              1,506
      1,250    8.25%, 7/15/98                                                              1,271
      2,000    5.25%, 7/31/98                                                              1,994
      2,000    5.88%, 8/15/98                                                              2,004
      2,000    6.13%, 8/31/98                                                              2,007
      1,250    4.75%, 9/30/98                                                              1,241
      1,000    6.00%, 9/30/98                                                              1,004
      2,250    7.13%, 10/15/98                                                             2,279
------------------------------------------------------------------------------------------------
               Total U.S. treasury notes (cost: $28,322)                                  28,322
------------------------------------------------------------------------------------------------
               Total U.S. treasury bills and notes (cost: $44,126)                        44,126
------------------------------------------------------------------------------------------------
                          Repurchase Agreements (53.5%)

     23,539    Bankers Trust Securities Corp., 5.68%, acquired on 11/28/97 and due 12/01/97 at $23,550 (collateralized by a $25,090 U.S. Treasury
                  Bill, due 9/17/98; market value $24,012)                                23,539
      4,500    Chase Securities, Inc., 5.63%, acquired on 11/28/97 and due on
                  12/01/97 at $4,502 (collateralized by a $4,525 U.S. Treasury
                  Note, 5.00%, due 1/31/98; market value of $4,593)                        4,500
     23,500    First Chicago Corp., 5.65%, acquired on 11/28/97 and due 12/01/97 at $23,511 (collateralized by a $23,855 U.S. Treasury Note, 5.88%,
                  due 4/30/98; market value of $23,997)                                   23,500
------------------------------------------------------------------------------------------------
               Total repurchase agreements (cost: $51,539)                                51,539
------------------------------------------------------------------------------------------------
               Total investments (cost: $95,665)                                        $ 95,665
================================================================================================






Notes To Portfolio of Investments in Securities

Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.



See accompanying notes to financial statements.







Treasury Money Market Trust
Statement of Operations
(In Thousands)

Six-month period ended November 30, 1997
(Unaudited)

Net investment income:
   Interest income                                               $   2,492
                                                                 ---------

   Expenses:
      Management fees                                                   57
      Transfer agent's fees                                             48
      Custodian's fees                                                  24
      Postage                                                            8
      Shareholder reporting fees                                         3
      Trustees' fees                                                     2
      Registration fees                                                 21
      Professional fees                                                 14
      Other                                                              4
                                                               -----------
         Total expenses before reimbursement                           181
      Expenses reimbursed                                              (11)
                                                               -----------
         Total expenses after reimbursement                            170
                                                               -----------
            Net investment income                                  $ 2,322
                                                               ===========




See accompanying notes to financial statements.






Treasury Money Market Trust
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended November 30, 1997
and Year ended May 31, 1997
(Unaudited)


                                                                             11/30/97          5/31/97
                                                                             --------          --------

From operations:
   Net investment income                                                     $  2,322         $  4,175
                                                                             --------         ---------
Distributions to shareholders from:
   Net investment income                                                       (2,322)          (4,175)
                                                                             --------         --------
From capital share transactions:
   Proceeds from shares sold                                                   45,283           83,247
   Shares issued for dividends reinvested                                       2,172            3,896
   Cost of shares redeemed                                                    (39,685)         (75,308)
                                                                            ---------         ---------
      Increase in net assets from capital share transactions                    7,770           11,835
                                                                            ---------         ---------
Net increase in net assets                                                      7,770           11,835
Net assets:
   Beginning of period                                                         88,612           76,777
                                                                            ---------         --------
   End of period                                                             $ 96,382         $ 88,612
                                                                            =========         ========
         Change in shares outstanding:
   Shares sold                                                                 45,283           83,247
   Shares issued for dividends reinvested                                       2,172            3,896
   Shares redeemed                                                            (39,685)         (75,308)
                                                                            ----------        ---------
      Increase in shares outstanding                                            7,770           11,835
                                                                            ==========        =========

See accompanying notes to financial statements.



Treasury Money Market Trust
Notes to Financial Statements

November 30, 1997
(Unaudited)


(1)   Summary of Significant Accounting Policies

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the Treasury Money Market Trust (the Fund). The Fund's investment objective is to provide maximum current income while maintaining the highest degree of safety and liquidity.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:


1. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, securities in the Fund are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost.


2. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.


B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.


C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities. Gain or loss from sales of investment securities is computed on the identified cost basis.


D. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of its total assets at NationsBank's borrowing rate plus a markup. During the six-month period ended November 30, 1997, the Fund had no borrowings under either of these agreements.

(3) Distributions
Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed as of November 30, 1997. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) Investment Transactions
Purchases and sales/maturities of securities for the six-month period ended November 30, 1997 were $5,638,553,868 and $5,631,103,000, respectively.

(5)   Transactions with Manager
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .125% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to .375% of its annual average net assets through October 1, 1998.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6) Transactions with Affiliates
Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) Repurchase Agreements
The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are secured by obligations backed by the full faith and credit of the U.S. Government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the resale price of the repurchase agreement and are held by the Fund's custodian until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

(8) Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:

                              Six-month                                         Eight-month
                            Period Ended                                       Period Ended   Year Ended
                            November 30,           Year Ended May 31,             May 31,    September 30,
                                                   ------------------
                                1997          1997        1996         1995        1994          1993
                                ----          ----        ----         ----        ----          ----

Net asset value at
    beginning of period     $    1.00       $   1.00    $    1.00    $   1.00    $    1.00   $   1.00
Net investment
    income                        .03            .05          .05         .05          .02        .03
Distributions from net
    investment income            (.03)          (.05)        (.05)       (.05)        (.02)      (.03)
                                ------          -----        -----       -----        -----      -----
Net asset value at
    end of period           $    1.00       $   1.00    $    1.00    $   1.00    $    1.00   $   1.00
                                ======          =====        =====       =====        =====      =====
Total return (%) *               2.59           5.06         5.38        4.88         1.96       2.84
Net assets at end of
    period (000)            $  96,382       $ 88,612    $  76,777    $ 67,876    $  37,984   $ 30,448
Ratio of expenses to
    average net assets (%)       .375(a,b)      .375(b)      .375(b)     .375(b)      .375(a,b)  .375(b)
Ratio of net investment
    income to average
    net assets (%)               5.11(a,b)      4.95(b)      5.23(b)     4.91(b)      2.94(a,b)  2.81(b)

  * Assumes reinvestment of all dividend income distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(b) The information contained in the preceding table is based on actual expenses for the period,  after giving  effect to  reimbursements  of expenses by the
    Manager. Absent such reimbursements the Fund's ratios would have been:
                              Six-month                                         Eight-month
                            Period Ended                                       Period Ended   Year Ended
                            November 30,           Year Ended May 31,             May 31,    September 30,
                                                   ------------------
                                1997          1997        1996         1995        1994          1993
                                ----          ----        ----         ----        ----         ------


Ratio of expenses to
    average net assets (%)     .40(a)         .39          .40         .49         .62(a)        .54
Ratio of net investment
    income to average
    net assets (%)            5.08(a)        4.94         5.21        4.80         2.69(a)      2.65

